                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 ______________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   November 7, 1997
                                                 -------------------------------


                             GENESEE & WYOMING INC.
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-20847               06-0984624
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  (State or Other Jurisdiction      (Commission          (IRS Employer
        of Incorporation)           File Number)         Identification No.)


71 Lewis Street, Greenwich, Connecticut                      06830
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code   (203) 629-3722
                                                   -----------------------------

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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    On November 7, 1997, the Registrant's wholly-owned indirect Australian subsidiary, Australia Southern Railroad Pty. Limited (formerly named Genesee & Wyoming Australia Pty. Limited) ("ASR"), purchased certain freight railroad assets, previously comprising parts of the Australian National Railways Commission ("AN"), from the Commonwealth of Australia (the "Commonwealth") in the following described transaction.

    As part of a larger disposition of AN, the Commonwealth created certain new Australian corporations and vested in each of them certain assets of AN. No debt or other liabilities of AN were so transferred. One such newly-created corporation was SA Rail Pty. Limited ("SA Rail"), which received the assets of AN's freight railroad operations in South Australia, consisting primarily of track, locomotives, freight cars, buildings, vehicles, certain customer contracts (which have since been renegotiated or are in the process of being renegotiated) and certain immaterial supply arrangements. At closing, ASR purchased from the Commonwealth all of the outstanding capital stock of SA Rail for AUD$57.4 million (or approximately US$41.5 million) in cash.

    The acquisition was effected, and the amount of consideration paid by ASR was determined, through an arms' length public tender process conducted by the Commonwealth. An aggregate of AUD$14.6 million of the purchase price was provided by the simultaneous sale to unrelated Australian third parties, EDI Clyde and Transfield, of certain non-freight operating assets acquired from AN. The balance of the purchase price was provided by AUD$23.0 million and AUD$11.0 million in loans made in the ordinary course of business by ABN Amro Australia Limited and by Bankers Trust Australia, respectively, as well as an equity investment in ASR made by the Registrant out of working capital.

    Prior to the acquisition, the assets of SA Rail which ASR retained were used by AN for freight railroad transportation. The Registrant intends to continue such use.

    The foregoing information contained in this Form 8-K with respect to the acquisition is qualified in its entirety by reference to the complete text of the Share Sale Agreement, as amended, between the Commonwealth, ASR and the Registrant, which is filed herewith as an Exhibit.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        No financial statements are filed herewith because the acquisition described in Item 2. hereof does not constitute an acquisition of a business as defined by Rule 11-01(d) of Regulation S-X.

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    (b) PRO FORMA FINANCIAL INFORMATION.

        No pro forma financial information is filed herewith because the acquisition described in Item 2. hereof does not constitute an acquisition of a business as defined by Rule 11-01(d) of Regulation S-X.

    (c) EXHIBITS.

        See Index to Exhibits.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GENESEE & WYOMING INC.

                                   /s/  Mark W. Hastings
Date:  November 24, 1997        By:________________________________________
                                   Mark W. Hastings,
                                   Senior Vice President and
                                   Chief Financial Officer

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                               INDEX TO EXHIBITS


(1)   UNDERWRITING AGREEMENT

      Not Applicable.

(2)   PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR
      SUCCESSION

*2.1 Share Sale Agreement dated 28 August 1997 between the Commonwealth of Australia, Genesee & Wyoming Australia Pty. Limited (now named Australia Southern Railroad Pty. Limited) and the Registrant, together with a list briefly identifying the contents of all omitted schedules and annexure thereto, and Amendment Agreement dated 7 November 1997 with respect thereto. Upon written request, the Registrant will provide to security holders copies of any of the referenced omitted schedules and annexure. The Commonwealth of Australia requests that the confidential nature of such Share Sale Agreement and Amendment Agreement be respected.

(4)   INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

      (a) Form of Restated Certificate of Incorporation (Exhibit 3.2)/2/

      (b) By-laws (Exhibit 3.3)/1/

      (c) Specimen stock certificate representing shares of Class A Common Stock (Exhibit 4.1)/3/

      (d) Form of Class B Stockholders' Agreement dated as of May 20, 1996, among the Registrant, its executive officers and its Class B Stockholders (Exhibit 4.2)/2/

      (e) Promissory Note dated October 7, 1991 of Buffalo & Pittsburgh Railroad, Inc. in favor of CSX Transportation, Inc. (Exhibit 4.6)/1/

      (f) Amended and Restated Revolving Credit and Term Loan Agreement dated as of February 8, 1996 among the Registrant and certain of its Subsidiaries, The First National Bank of Boston, as agent, and the Banks party thereto (Exhibit 4.10)/1/

      (g) Revolving Credit Note dated as of February 8, 1996 of the Registrant and certain of its subsidiaries in favor of The First National Bank of Boston (Exhibit 4.11)/1/

      (h) Amended and Restated Security Agreement dated as of February 8, 1996 among the Registrant, certain of its Subsidiaries and The First National Bank of Boston (Exhibit 4.13)/1/

      (i) Amended and Restated Stock Pledge Agreement dated as of February 8, 1996 between the Registrant and The First National Bank of Boston (Exhibit 4.14)/1/

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     (j) Amended and Restated Collateral Assignment of Partnership Interests
         dated as of February 8, 1996 of the Registrant and GWI Dayton, Inc. in favor of The First National Bank of Boston (Exhibit 4.15)/1/

     (k) Amendment No. 1 to Amended and Restated Revolving Credit and Term Loan Agreement dated as of April 26, 1996 among the Registrant and certain of its Subsidiaries, The First National Bank of Boston, as agent, and the Banks party thereto (Exhibit 4.16)/2/

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     Not Applicable.

_______________

*   Exhibit filed with this Report.

/1/ Exhibit previously filed as part of, and incorporated herein by reference to, the Registrant's Registration Statement on Form S-1 (Registration No. 333-3972). The exhibit number contained in parenthesis refers to the exhibit number in such Registration Statement.

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/2/ Exhibit previously filed as part of, and incorporated herein by reference to, Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-3972). The exhibit number contained in parenthesis refers to the exhibit number in such Amendment.

/3/ Exhibit previously filed as part of, and incorporated herein by reference to, Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-3972). The exhibit number contained in parenthesis refers to the exhibit number in such Amendment.

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